14605 INCORPORATED AND SUNSIDIARIES

                                                                      Exhibit 34

                     CERTIFICATIONS UNDER SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

The undersigned, the Chief Executive Officer of 14605 Incorporated, hereby certifies that 14605 Incorporated's Form 10-Q for the Quarter Ended July 2, 2005 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78 (o)(d)) and that the information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operation of 14605 Incorporated.

Dated: February 21, 2006

/s/ James Ingram
-----------------------------------------------
James Ingram, Chief Executive Officer

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

The undersigned, the Interim Chief Financial Officer of 14605 Incorporated, hereby certifies that 14605 Incorporated's Form 10-Q for the Quarter Ended July 2, 2005 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78 (o)(d)) and that the information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operation of 14605 Incorporated.

Dated: February 21, 2006

/s/ Robert D. Katz
-----------------------------------------------
Robert D. Katz, Interim Chief Financial Officer